Exhibit 10.2
                                                                    ------------

                          TECHNOLOGY TRANSFER AGREEMENT
                            AND ASSIGNMENT OF RIGHTS

         THIS TECHNOLOGY TRANSFER AGREEMENT AND ASSIGNMENT OF RIGHTS, is made and entered into this 7th day of April, 2006 by and between Joseph Cunningham, an individual, residing at 18 Pheasant Lane, North Oaks, Minnesota 55127, Peter Cunningham, an individual, residing at 2225 Angelfire Street, Las Vegas, Nevada 89128 and Hao Zhang, an individual, whose place of business is Suite 506, Tower A, Building 2nd, 5th District, Qiancun Merchant Building, Anzhen Xili, Chaoyang District, Beijing, 100029, People's Republic of China (hereinafter referred to collectively as the "Assignors") and Emerging Gamma Corporation, a Delaware corporation, having a place of business at 111 Congress, Suite 400, Austin, Texas 78701 (hereinafter referred to as the "Assignee").

                                WITNESSETH; That;

         WHEREAS, Assignors are the owners of certain: (i) United States Copyrights, (ii) United States Trademarks and (iii) business and technology rights in the field of over-the-counter pharmaceutical products and supplements, including business data, technical data, business technical information, formulae, know-how, methods of manufacture, trade secrets, confidential information and other information and data relating to the manufacture, sale and marketing of products that are the subject of the business and technical rights and information (hereinafter referred to collectively as "Know-How". Together, the Copyrights, Trademarks and Know-How are sometimes collectively referred to as the "Transferred Technology."

         WHEREAS, Assignee is desirous of acquiring the right, title and interest in and to the (i) United States Copyrights, (ii) United States Trademarks and (iii) Know-How;

         WHEREAS, Assignors are willing to assign, transfer and convey the right, title and interest in and to the (i) United States Copyrights, (ii) United States Trademarks and (iii) Know-How to the Assignee, all on the terms and conditions hereinafter set forth in this TECHNOLOGY TRANSFER AGREEMENT AND ASSIGNMENT OF RIGHTS (hereinafter referred to as the "Agreement").

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and in consideration of the premises, covenants and undertakings hereinafter set forth and intending to be legally bound thereby, the parties hereto agree as follows:

         1. Definitions. Definition of terms as used in this Agreement:

         (a) The term "United States Copyrights" shall mean the entire right, title and interest in and to the published and unpublished copyright in the works set forth on schedule entitled "COPYRIGHT WORKS" identified as Exhibit A and attached hereto (hereinafter referred to collectively as the "Copyright Works") including any registrations and copyright applications relating thereto and any renewals and extensions thereof, and in and to all Works based upon, derived from, or incorporating the Copyright Works, and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and in and to all causes of action, either in law or in equity for past, present, or future infringement based on the copyrights, and in and to all rights corresponding to the foregoing throughout the world.

                  (b) The term "United States Trademarks" shall mean the entire right, title and interest in and to the common law trademarks, common law service marks, pending United States Trademark Applications, pending United States Service Mark Applications, foreign trademarks, foreign service marks and any pending foreign Service Mark/Trademark Applications set forth on schedule entitled "TRADEMARK/SERVICEMARK RIGHTS" identified as Exhibit B and attached hereto (hereinafter referred to collectively as the "Trademark Rights").

                  (c) The term "Know-How rights" shall mean the entire right, title and interest in and to business and technology rights in the field of over-the-counter pharmaceutical products and supplements, including business data, technical data, business technical information, formulae, know-how, methods of manufacture, trade secrets, confidential information and other information and data relating to the manufacture, sale and marketing of products that are the subject of the business and technical rights, such information being set forth on a schedule entitled "KNOW-HOW RIGHTS" identified as Exhibit C and attached hereto (hereinafter referred to collectively as the "Know-How Rights").

         2. Purchase and Sale of Rights. Assignors and Assignee agree that the consideration for the assignment, transfer and conveyance of the entire right, title and interest in and to the (i) United States Copyrights, (ii) United States Trademarks and (iii) Know-How Rights shall be the Assignee issuing to the Assignor a certificate or certificates for shares of Common Stock in the aggregate number of shares representing ninety percent (90%) of the issued and outstanding shares of common stock, par value $1.00 per share, of Emerging Gamma Corporation, a Delaware corporation, to be calculated based on the number of shares of common stock issued and outstanding after giving effect to this transaction (the "Stock"). The issuance of the certificates for shares of Stock shall include the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, DISTRIBUTED OR OTHERWISE DISPOSED OF EXCEPT UPON RECEIPT OF AN OPINION OF COUNSEL IN FORCE FOR THE REGISTERED OWNER HEREOF, WHICH COUNSEL SHALL BE ACCEPTABLE TO THE ISSUER HEREOF, EXCEPT SUCH SALE, DISTRIBUTION OR OTHER DISPOSITION AS HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AS EXEMPT FROM THE REGISTRATION PROCEDURES HEREOF.

                  IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT COMPLIANCE WITH THE APPLICABLE BLUE SKY LAWS OF THE RESIDENCE OF THE ISSUER AND SHAREHOLDER.

         3. Assignor Express Warranties. The Assignors warrant and represent the following:

                  (a) Assignors are the and owners of the (i) United States Copyrights, (ii) United States Trademarks and (iii) Know-How Rights; and


                  (b) Assignors have the right to assign, transfer and convey the rights that are the subject of this Agreement.


                  (c) Assignors have all requisite power, authority and legal capacity required to enter into this Agreement and to perform each and every obligation required under this Agreement.

                  (d) This Agreement shall constitute a valid and binding legal obligation of each of the Assignors enforceable in accordance with its terms.

                  (e) Neither the execution of this Agreement, nor the performance of the Assignors of their obligations hereunder, will conflict with, or result in a breach of, or constitute a default under, any provision of any agreement to which the Assignors are a party or any law, rule, or regulation, and does not require the authorization or approval by any third party or any governmental authority.

                  (f) There is no lawsuit, arbitration or legal, administrative or other proceeding or other governmental investigation pending or (to the best of Assignors' knowledge), threatened against Assignors with respect to the subject matter of this Agreement by which would affect in any way the Assignors' ability to enter into or perform this Agreement.

                  (g) Assignors enjoy sole and complete ownership and proprietary rights with respect to the Transferred Technology and such rights do not infringe upon the intellectual property rights and other rights of any third party.

                  (h) Assignors have not disclosed and shall not disclose any confidential information related to the Transferred Technology to any third party.

         4. Representations and Warranties of Assignee.

                  (a) Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Assignee has all requisite power, authority and approval to enter into this Agreement and will have all requisite power, authority and approval to perform fully each and every obligation under this Agreement; provided, however, that this Agreement is subject for its enforceability to approval by the Board of Directors of Assignee by April 7, 2006.

                  (c) This Agreement constitutes a valid and binding legal obligation of Assignee enforceable in accordance with its terms.

                  (d) Neither the execution of this Agreement, nor the performance of Assignee's obligations hereunder, will conflict with, or result in a breach of, or constitute a default under, any provision of Assignee's certificate of incorporation, or bylaws, or any law, rule, regulation, or any agreement to which Assignee is a party.

                  (e) There is no lawsuit, arbitration or legal, administrative or other proceeding or governmental investigation pending or (to the best of such parties knowledge) threatened against Assignee with respect to the subject matter of this Agreement or which would affect in any way Assignee's ability to enter into or perform this Agreement.

         5. Form of Assignments.

                  (a) The Assignors hereby covenant with the Assignee to execute and deliver to the Assignee, currently with the delivery of the Stock, an ASSIGNMENT OF COPYRIGHT RIGHTS in the form of the document identified as Exhibit D, in recordable form for recording in the United States Copyright Office for the United States Copyrights set forth for the Copyright Works set forth on Exhibit A.

                  (b) The Assignors hereby covenant with the Assignee to execute and deliver to the Assignee, currently with the delivery of the Stock, an ASSIGNMENT OF TRADEMARK RIGHTS in the form of the document identified as Exhibit E, in recordable form for recording in the Assignment Division of the United States Patent and Trademark Office for the Trademarks Rights as set forth on Exhibit B.

                  (c) The Assignors hereby covenant with the Assignee to execute and deliver to the Assignee, currently with the delivery of the Stock, an ASSIGNMENT AND BILL OF SALE OF KNOW-HOW RIGHTS in the form of the document identified as Exhibit F for the Know-How Rights as set forth on Exhibit C.

         6. Interpretation.

                  (a) The parties agree that all provisions of this Agreement, and any questions concerning its construction and interpretation, shall be governed by the laws of the State of Delaware.

                  (b) No amendment or modification of the terms of this Agreement shall be binding upon either party unless reduced to writing and signed by Assignors and Assignee or their authorized representatives.

                  (c) In the event any provision hereof is deemed null and void or unenforceable, the remaining provisions thereof shall remain in full force and effect.

         7. Notices. All notices, reports and payments made pursuant to this Agreement shall be in writing and addressed to the parties at the address set forth in the first paragraph of this Agreement unless notice of a different address is supplied by either party to the other.

         8.  Condition  to  Effectiveness.   This  Agreement  shall  not  become
effective unless and until approved by the Board of Directors of Assignee.

         9. Confidentiality. Neither Assignors nor Assignee shall, under any circumstance, disclose in any manner to a third party (including disclosures through publications), any technological or commercial information related to the Transferred Technology subject to the exceptions noted below, and each party shall keep confidential the terms and conditions of this Agreement. The obligations of the confidentiality shall not be applicable to the following information:

                  (a) Any materials or data that belong to or become public information without violating this Agreement;

                  (b) Materials or data that one of the parties legally obtains from a third party;

                  (c) Materials or data that one party independently develops without benefiting from the materials or data of the other party.

                  (d) Any disclosure in order to abide by the law or decree of any court or governmental authority with jurisdiction over the parties;

                  (e) The disclosure by Assignee to abide by the requirements of the Securities and Exchange Commission or any stock exchange on which the stock of Assignee may be listed;

         10. Remedies for Breach. In the event Assignee or Assignors breach this Agreement, in whole or in part, said party shall bear the liability and compensate the other party for all direct damages incurred therefrom; provided, however, if both parties are in breach of this Agreement, each party shall bear its respective liability based on the actual circumstances.

         11. Indemnification.

                  (a) Assignors hereby indemnify and hold harmless Assignee, its shareholders, directors, officers, employees, agents, designees and assignees or any of them, from and against any and all losses, damages, liabilities, expenses, costs, claims, suits, demands, actions, causes of action, proceedings, judgments, assessments, deficiencies and charges (collectively, "Damages") caused by, relating to, or arising from the infringement of any third party's intellectual property rights with respect to the Transferred Technology.

                  (b) Assignors shall defend any suit, claim, action or proceeding brought against Assignee to the extent that such suit, claim, action or proceeding is based on a claim that Assignee's manufacture or sell of any product included in the Transferred Technology infringes upon the patent, copyright, know how, trademark, or any other intellectual property rights of any third party. Assignor shall pay all damages and expenses awarded against Assignee in a final (nonappealable) judgment and all of Assignee's legal costs and expenses in defending any such suit, including attorney's fees.

                  (c) If Assignee's manufacture or sell of any product included in the Transferred Technology is held to infringe on the intellectual property rights of any third party, and Assignee is enjoined from using the same, or if Assignee believes that an infringement is likely to occur, Assignors shall exert all reasonable efforts, at their own option and expense to indemnify directly for any losses incurred by Assignee.

                  (d) In the event of a third party claim with respect to which Assignee is entitled to indemnification hereunder, Assignee shall notify Assignors in writing as soon as practicable; however, Assignee's failure to provide such notice shall not preclude it from seeking indemnification hereunder. Assignors shall promptly defend such claim, and Assignee shall cooperate with the Assignors in defense of such claim. If the Assignors fail to defend Assignee within a reasonable period of time after receipt of Assignee's notice, Assignee shall be entitled to undertake the defense of such claim and shall have complete discretion to compromise or settle such claim as the expense of the Assignors. Upon the assumption of such the defense of such claim, the Assignors may settle, compromise or defend such claim as they see fit.

         12. Disputes. In the event a dispute arises over the validity, interpretation or implementation of this Agreement, the parties hereto shall first use their best efforts to resolve such dispute through friendly consultations. In the event the parties are unable to resolve such dispute in this manner within thirty (30) days of one party's notification to the other to commence consultations then either party may submit this dispute for arbitration in accordance with the rules of the American Arbitration Association.

         13. Miscellaneous.

                  (a) The terms and conditions  hereunder  shall  constitute the entire agreement and consensus among the parties with respect to the subject matter of this Agreement, and shall supercede all prior oral or written agreements; provided, however, that certain Amended and Restated Letter of Intent between the parties dated as of April 3, 2006 shall remain in full force and effect to the extent that it does not conflict specifically with any provision of this Agreement.

                  (b) This Agreement may be executed in counterparts, which taken together shall constitute one Agreement.

                  (c) The invalidity of any section of this Agreement shall not affect the validity of any other section hereof.

                  (d) This Agreement shall not be assigned by any party without the written consent of the other party except that Assignee may transfer this Agreement in whole or in part to any wholly owned subsidiary.

                  (e) This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement in duplicate as of the day and year set forth adjacent to his signature.

ASSIGNOR
--------
                                                         Joseph Cunningham,
                                                         an individual,



Dated: April 7, 2006                                 ___________________________
                                                         Joseph Cunningham



                                                         Peter Cunningham,
                                                         an individual,



Dated: April 7, 2006                                 ___________________________
                                                         Peter Cunningham



                                                         Hao Zhang,
                                                         an individual,



Dated: April 7, 2006                                 ___________________________
                                                          Hao Zhang

ASSIGNEE
--------
                                                     EMERGING GAMMA CORPORATION,
                                                     a Delaware corporation,


Dated: April 7, 2006                                 By:________________________
                                                        (Name)__________________
                                                        (Title)_________________

                                    EXHIBIT A
                                    ---------

                                 COPYRIGHT WORKS

                                                                  Copyright
Author             Title                   Date              Registration Number
------             -----                   ----              -------------------

                                    EXHIBIT B
                                    ---------

                          TRADEMARK/SERVICEMARK RIGHTS

 Trademark                                                      Application No;/
Service Mark         Class           Goods/Services             Registration No.
------------         -----           --------------             ----------------

                                    EXHIBIT C
                                    ---------

                                 KNOW-HOW RIGHTS

                    Type of Know-how
Item         (e.g. trade secret; data etc.)       Description           Comments

                                    EXHIBIT D
                                    ---------

                          FORM OF COPYRIGHT ASSIGNMENT
                             ASSIGNMENT OF COPYRIGHT

         This Agreement is made between Joseph Cunningham, an individual, residing at 18 Pheasant Lane, North Oaks, Minnesota 55127, Peter Cunningham, an individual, residing at residing at 2225 Angelfire Street, Las Vegas, Nevada 89128 and Hao Zhang, an individual, whose place of business is Suite 506, Tower A, Building 2nd, 5th District, Qiancun Merchant Building, Anzhen Xili, Chaoyang District, Beijing, 100029, People's Republic of China (hereinafter referred to collectively as the "Assignors"), who represent and warrant that they are the copyright owner of the intellectual property (the "Work") described and/or included in Attachment A and holds the complete and undivided copyright interest to the Work and Emerging Gamma Corporation, a Delaware corporation, having a place of business at 111 Congress Avenue, Suite 400, Austin, Texas 78701 (hereinafter referred to as the "Assignee").

         For valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignors and the Assignee agree as follows:

         1. Assignors do hereby sell, assign, and transfer to the Assignee, its successors and assigns, the entire right, title and interest in and to the copyright in the Work and any registrations and copyright applications relating thereto and any renewals and extensions thereof, and in and to all works based upon, derived from, or incorporating the Work, and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and in and to all causes of action, either in law or in equity for past, present, or future infringement based on the copyrights, and in and to all rights corresponding to the foregoing throughout the world.

         2. Assignors agree to execute all papers and to perform such other proper acts as Assignee may deem necessary to secure for Assignee or its designee the rights herein assigned.

ASSIGNOR
--------

                                                     Joseph Cunningham,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                         Joseph Cunningham



                                                     Peter Cunningham,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Peter Cunningham



                                                     Hao Zhang,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Hao Zhang

ASSIGNEE
--------
                                                     EMERGING GAMMA CORPORATION,
                                                     a Delaware corporation,



Dated: April ___, 2006                               By:________________________
                                                        (Name)__________________
                                                        (Title)_________________

                                    EXHIBIT E

                              TRADEMARK ASSIGNMENT
                              --------------------

         WHEREAS, Joseph Cunningham, an individual, residing at 18 Pheasant Lane, North Oaks, Minnesota 55127, Peter Cunningham, an individual, residing at residing at 2225 Angelfire Street, Las Vegas, Nevada 89128 and Hao Zhang, an individual, whose place of business is Suite 506, Tower A, Building 2nd, 5th District, Qiancun Merchant Building, Anzhen Xili, Chaoyang District, Beijing, 100029, People's Republic of China (hereinafter referred to collectively as the "Assignors"), who represent and warrant that they are the Assignors of the trademark/service mark described in and/or included in Attachment A and, if so noted on Attachment A, the Trademark/ Service Mark is registered in the United States Patent and Trademark Office; as set forth on the attached Schedule A (hereinafter referred to as "the said mark"); and

         WHEREAS, Emerging Gamma Corporation, a corporation of Delaware, having a place of business at 111 Congress, Suite 400, Austin, Texas 78701 (hereinafter referred to as the "Assignee") is desirous of acquiring any and all right that Assignors may have in and to the said mark and the registration therefor, together with the goodwill of the business in connection with which the said mark is used and which is symbolized by the said mark, along with the right to recover for damages and profits for past infringements thereof;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignors do hereby assign unto Assignee all right, title and interest in and to the said mark and the registration therefor for the United States and throughout the world together with the goodwill of the business in connection with which the said mark is used and which is symbolized by the said mark, along with the right to recover for damages and profits for past infringements thereof; and

         Assignors agree to execute and deliver at the request of the Assignee, all papers, instruments, and assignments, and to perform any other reasonable acts the Assignee may require in order to vest all Assignors' rights, title, and interest in and to the said mark in the Assignee and/or to provide evidence to support any of the foregoing in the event such evidence is deemed necessary by the Assignee, to the extent such evidence is in the possession or control of Assignors.

ASSIGNOR
--------

                                                     Joseph Cunningham,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Joseph Cunningham



                                                     Peter Cunningham,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Peter Cunningham



                                                     Hao Zhang,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Hao Zhang

STATE OF _________         )
                           ) ss.
COUNTY OF ____________     )


On     _______,     2006,     before     me,
_________________,  a Notary  Public  in and
for  said   County  and  State,   personally
appeared Joseph Cunningham, personally known
to me  (or  proved  to me on  the  basis  of
satisfactory  evidence) to be the  person(s)
whose  name(s)  is/are   subscribed  to  the
within  mark  and  acknowledged  to me  that
he/she/they    executed    the    same    in
his/her/their authorized capacity(ies),  and
that by  his/her/their  signature(s)  on the
mark  the  person(s),  or  the  entity  upon
behalf   of  which  the   person(s)   acted,
executed the mark.

WITNESS my hand and official seal.

Signature

_____________________________

                                                        ________________________
                                                        FOR NOTARY SEAL OR STAMP





                                                        ________________________

STATE OF _________         )
                           ) ss.
COUNTY OF ____________     )


On     _______,     2006,     before     me,
_______________,  a Notary Public in and for
said County and State,  personally  appeared
Peter Cunningham, personally known to me (or
proved  to me on the  basis of  satisfactory
evidence) to be the person(s)  whose name(s)
is/are  subscribed  to the  within  mark and
acknowledged to me that he/she/they executed
the   same   in   his/her/their   authorized
capacity(ies),  and  that  by  his/her/their
signature(s)  on the mark the person(s),  or
the   entity   upon   behalf  of  which  the
person(s) acted, executed the mark.

WITNESS my hand and official seal.

Signature

_____________________________

                                                        ________________________
                                                        FOR NOTARY SEAL OR STAMP





                                                        ________________________

Herein is inserted a form of attestation confirming the validity of the signature of Hao Zhang:

                                    EXHIBIT F
                                    ---------

             FORM OF ASSIGNMENT AND BILL OF SALE OF KNOW HOW RIGHTS
                 ASSIGNMENT AND BILL OF SALE OF KNOW HOW RIGHTS

         This ASSIGNMENT AND BILL OF SALE OF KNOW HOW RIGHTS is made between Joseph Cunningham, an individual, residing at 18 Pheasant Lane, North Oaks, Minnesota 55127, Peter Cunningham, an individual, residing at residing at 2225 Angelfire Street, Las Vegas, Nevada 89128 and Hao Zhang, an individual, whose place of business is Suite 506, Tower A, Building 2nd, 5th District, Qiancun Merchant Building, Anzhen Xili, Chaoyang District, Beijing, 100029, People's Republic of China (hereinafter referred to collectively as the "Assignors"), who represent and warrant that they are the owners of the entire right, title and interest in and to business and technology rights in the field of over-the-counter pharmaceutical products and supplements, including business data, technical data, business technical information, formulae, know-how, methods of manufacture, trade secrets, confidential information and other information and data relating to the manufacture, sale and marketing of products subject of the business and technical rights, information set forth on schedule entitled "KNOW-HOW RIGHTS" identified as Exhibit A and attached hereto (hereinafter referred to collectively as the "Know-How Rights") and Emerging Gamma Corporation, a Delaware, corporation having a place of business at 111 Congress Avenue, Suite 400, Austin, Texas 78701 (hereinafter referred to as the "Assignee").

         WHEREAS, Assignee is desirous of acquiring any and all right that Assignor may have in and to the said Know-How Rights together with the goodwill of the business in connection therewith.

         For valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignors and the Assignee agree as follows:

         1. Assignors do hereby sell, assign, and transfer to the Assignee, its successors and assigns, the entire right, title and interest in and to the Know-How Rights and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and in and to all causes of action, either in law or in equity for past, present, or future causes of actions based on the Know-How Rights and in and to all rights corresponding to the foregoing throughout the world.

         2. Assignors agree to execute all papers and to perform such other proper acts as Assignee may deem necessary to secure for Assignee or its designee the rights herein assigned.

ASSIGNOR
--------

                                                     Joseph Cunningham,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Joseph Cunningham



                                                     Peter Cunningham,
                                                     an individual,




Dated: April ___, 2006                               ___________________________
                                                     Peter Cunningham


                                                     Hao Zhang,
                                                     an individual,



Dated: April ___, 2006                               ___________________________
                                                     Hao Zhang

STATE OF _________              )
                                         ) ss.
COUNTY OF ___________       )


On     ________,     2006,     before    me,
_________________,  a Notary  Public  in and
for  said   County  and  State,   personally
appeared Joseph Cunningham, personally known
to me  (or  proved  to me on  the  basis  of
satisfactory  evidence) to be the  person(s)
whose  name(s)  is/are   subscribed  to  the
within  mark  and  acknowledged  to me  that
he/she/they    executed    the    same    in
his/her/their authorized capacity(ies),  and
that by  his/her/their  signature(s)  on the
mark  the  person(s),  or  the  entity  upon
behalf   of  which  the   person(s)   acted,
executed the mark.

WITNESS my hand and official seal.

Signature

_____________________________

                                                        ________________________
                                                        FOR NOTARY SEAL OR STAMP





                                                        ________________________

STATE OF _________         )
                           ) ss.
COUNTY OF ____________     )


On     ______,      2006,     before     me,
_________________,  a Notary  Public  in and
for  said   County  and  State,   personally
appeared Peter Cunningham,  personally known
to me  (or  proved  to me on  the  basis  of
satisfactory  evidence) to be the  person(s)
whose  name(s)  is/are   subscribed  to  the
within  mark  and  acknowledged  to me  that
he/she/they    executed    the    same    in
his/her/their authorized capacity(ies),  and
that by  his/her/their  signature(s)  on the
mark  the  person(s),  or  the  entity  upon
behalf   of  which  the   person(s)   acted,
executed the mark.

WITNESS my hand and official seal.

Signature

_____________________________

                                                        ________________________
                                                        FOR NOTARY SEAL OR STAMP





                                                        ________________________

Herein is inserted a form of attestation confirming the validity of the signature of Hao Zhang:

ACKNOWLEDGEMENT AND ACCEPTANCE

         The Assignee hereby acknowledges and accepts the ASSIGNMENT OR RIGHTS AND BILL OF SALE as of this _____ day of April 2006.


                                                     EMERGING GAMMA CORPORATION,
                                                     a Delaware corporation,



Dated: April ___, 2006                               By:________________________
                                                        (Name)__________________
                                                        (Title)_________________

                            (Assignee Notarial Jurat)


STATE OF __________            )
                               ) ss.
COUNTY OF ________             )


On     ________,     2006,     before    me,
________________, a Notary Public in and for
said County and State,  personally  appeared
_____________,  personally  known  to me (or
proved  to me on the  basis of  satisfactory
evidence) to be the person(s)  whose name(s)
is/are  subscribed  to the  within  mark and
acknowledged to me that he/she/they executed
the   same   in   his/her/their   authorized
capacity(ies),  and  that  by  his/her/their
signature(s)  on the mark the person(s),  or
the   entity   upon   behalf  of  which  the
person(s) acted, executed the mark.

WITNESS my hand and official seal.

Signature

_____________________________

                                                        ________________________
                                                        FOR NOTARY SEAL OR STAMP





                                                        ________________________